               Kemper-Dreman Small Cap Value Fund Class I Shares

Average Annual Total Returns*
For periods ended December 31, 1996


                                                      1-year    Life of Class
                                                      ------    -------------
Kemper-Dreman Small Cap Value Fund Class I Shares     30.28%       33.92%
                                                               (since 11/1/95)


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

Growth of an assumed $10,000 investment in Kemper-Dreman Small Cap Value Fund Class I Shares from 11/1/95 through 12/31/96

                                                November 1,     June 30,     December 31,
                                                  1996            1996            1996
                                                -----------     --------     ------------
Kemper-Dreman Small Cap Value Fund *              10,000         12,961           14,074
Russell 2000 index **                             10,000         11,803           12,461
Consumer Price index ***                          10,000         10,195           10,319


* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.

** The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

                                     (over)

Dividend Review
During the fiscal year, Kemper-Dreman Small Cap Value Fund Class I shares made the following distributions per share:



Income Dividend                   $0.0688

Short-term Capital Gain           $0.3925

Long-term Capital Gain            $0.04


















Investment Manager
Dreman Value Advisors, Inc.

Principal Underwriter
Kemper Distributors, Inc.



This report is not to be distributed unless preceded or accompanied by a Kemper-Dreman Funds prospectus and the 1996 Annual Report for Kemper-Dreman Small Cap Value Fund.

KEMPER-DREMAN
SMALL CAP VALUE FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1996

Seeking Long-Term Capital Appreciation


                  " . . .    the fund owned sizable positions
                in several stocks that strongly outperformed the
              market. Successes of that nature really boosted the
                                fund's return ."

                                                   [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
13
Report of Independent Auditors
14
Financial Statements
16
Notes to Financial Statements
19
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

Class A                   29.60%
Class B                   28.54%
Class C                   28.77%
LIPPER SMALL
COMPANY GROWTH
FUNDS
 CATEGORY AVERAGE*          20.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              12/31/96   12/31/95
--------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP
VALUE FUND CLASS A             $18.28     $14.50
--------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP
VALUE FUND CLASS B             $18.14     $14.48
--------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP
VALUE FUND CLASS C             $18.17     $14.48
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE
FUND LIPPER RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY*

                        CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
       1-YEAR           #54 OF     #62 OF     #59 OF
                       388 FUNDS  388 FUNDS  388 FUNDS
--------------------------------------------------------------------------------
       3-YEAR           #15 OF       N/A        N/A
                       218 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE FISCAL YEAR, KEMPER-DREMAN SMALL CAP VALUE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND:        $0.065    $0.0269   $0.0297
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN:           $0.3925   $0.3925   $0.3925
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN:           $0.04     $0.04     $0.04
--------------------------------------------------------------------------------

TERMS TO KNOW

CONTRARIAN An investor who decides which securities to buy and sell by going against the crowd. Contrarians operate on the premise that when stocks are popular they are overbought and when stocks are unpopular they are oversold. Dreman's contrarian philosophy stresses buying out-of-favor stocks believed to present good value.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect dividend reinvestment of the securities in the index.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

SECTOR A specific industry group.

VALUE STOCK The stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks can become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general. They can also become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.


2

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[BERTELSEN PHOTO]

CHRISTIAN BERTELSEN IS CHIEF INVESTMENT OFFICER FOR DREMAN VALUE ADVISORS, INC.
(DVA) THE INVESTMENT ADVISOR TO THE KEMPER-DREMAN FUNDS. HE IS PORTFOLIO CO-MANAGER OF KEMPER-DREMAN SMALL CAP VALUE FUND AND HOLDS AN M.B.A. IN FINANCE AND MARKETING AND A B.A. IN HISTORY AND ECONOMICS FROM BOSTON UNIVERSITY.

[STOKES PHOTO]

STEVEN STOKES IS THE PORTFOLIO CO-MANAGER OF KEMPER-DREMAN SMALL CAP VALUE
FUND. STOKES RECEIVED HIS BACHELOR OF SCIENCE DEGREE IN FINANCE IN 1985 FROM STATE UNIVERSITY OF NEW YORK AT NEW PALTZ. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH, FINANCIAL ANALYST FEDERATION AND NYSSA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A YEAR WHEN LARGE CAPITALIZATION STOCKS DOMINATED THE MARKET, KEMPER-DREMAN SMALL CAP VALUE FUND OUTPACED BOTH THE STANDARD AND POOR'S 500 STOCK INDEX* AND ITS BENCHMARK, THE RUSSELL 2000 INDEX**. PORTFOLIO CO-MANAGERS STEVE STOKES AND CHRIS BERTELSEN DISCUSS THE STRATEGY THAT LED TO THE FUND'S STRONG PERFORMANCE.


Q    KEMPER-DREMAN SMALL CAP VALUE FUND POSTED AN OUTSTANDING 29.60% RETURN
(CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) FOR THE YEAR ENDED DECEMBER 31, 1996, COMPARED WITH THE STANDARD AND POOR'S 500 STOCK INDEX, WHICH ROSE 22.95% AND THE FUND'S BENCHMARK -- THE RUSSELL 2000 INDEX -- WHICH ROSE 16.50%. WHAT SET THE FUND APART?

A    Stock picking was certainly a key factor. The fund owned sizable positions in several stocks that strongly outperformed the market. Successes of that nature really boosted the fund's return. Among our top performers were Bally Entertainment, the hotel and gaming company; Duracraft, maker of consumer household products; and Blount Inc., maker of outdoor products including forestry harvesting and sporting equipment.

     The other big factor was staying true to our value-style philosophy -- owning only stocks with low price/earnings (P/E) multiples relative to the broad market. Coupled with that, of course, is buying only those stocks in which we have conviction. We want to be comfortable holding a stock even if it suffers a temporary setback. Equally important is being disciplined when it comes to selling a stock. When the market recognizes a stock's value and the P/E ratio rises to market levels, it's imperative that we let it go instead of hanging on in the hope of additional appreciation. We've avoided several disasters by knowing when to sell.

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERS DATA SYSTEMS.

**THE RUSSELL 2000 INDEX IS AN UNMANAGED CAPITALIZATION WEIGHTED PRICE ONLY INDEX WHICH IS COMPRISED OF 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.


Q    WHAT STOCKS PERFORMED THE BEST (AND WORST) DURING THE PERIOD?

A    Financial stocks, which represent the fund's largest sector exposure, contributed some solid gains throughout the year. We like this area because the stocks tend to trade at relatively low P/E ratios and offer some yield, which provides a cushion on the downside. In addition, this sector has benefited from consolidation among the thrifts and regional banks, a trend we believe will continue. One example is PHH Corporation, a financial holding company, which rose significantly on an acquisition by HFS Corp. While they aren't trading at historic lows, we believe they still offer good relative value.

     Energy stocks have been good performers as well. This is another area where we are somewhat overweighted relative to the benchmark. (See page 8 for a comparison of the portfolio's

PERFORMANCE UPDATE

industry sector allocations and those of the Russell 2000 Index.) In this area we like natural gas suppliers like Tesoro Petroleum and KCS Energy, one of the fund's top holdings. More recently, we've added selected exploration companies. One example is Seitel, a company that provides 3-D seismic data for the oil and gas industries, and is developing a new gas exploration business.

     Among the laggards, certain consumer stocks were less than spectacular, as were a few of our cable-related stocks. In each of these cases, however, we're comfortable with their individual stories, their management and their prospects. As contrarian investors, we believe that there are going to be times when we have to wait for the market to recognize a stock's intrinsic value. There's a difference between being early and being wrong.


Q    WHAT KIND OF CHANGES HAVE OCCURRED IN THE PORTFOLIO DURING THE PAST YEAR?


A    The most significant change has been the increase in assets under management. Since joining the Kemper Funds family in late 1995, we've seen the portfolio's assets increase from less than $18 million to approximately $273 million as of December 31, 1996. That's a 15-fold increase in assets in as many months.


Q    WHAT INFLUENCE DOES THAT KIND OF GROWTH HAVE ON THE FUND?


A    On one hand, it has contributed to better economies of scale in terms of fund expenses. On the other, it's forced us to increase the number of companies in the portfolio. For example, a year ago -- or even six months ago -- it wasn't uncommon for the fund to have 4.5% or 5% of its assets invested in a company that we really believed in. Now, a 5% position in one stock can represent close to $15 million, which is more than we would want to have invested in any one company. Consequently, there were 75 stocks in the portfolio as of December 31, 1996, compared with 42 a year earlier. Overall, of course, we feel that this is a great position to be in -- we have more cash available to invest in compelling stories as they arise.


Q    WHAT KIND OF COMPANIES HAVE YOU BEEN BUYING FOR THE FUND?

A We've been looking at more economically-sensitive stocks. Within this area we target companies that have more going for them than just the economic cycle. Specifically, we look for strong product lines and sales growth that we believe can sustain a company in an economic downturn. One example is Carpenter Technology, a stainless steel manufacturer with exposure to the aerospace industry.


Q    TECHNOLOGY STOCKS CONTINUE TO GET A LOT OF ATTENTION. GIVEN THE REMARKABLE
CLIMB THAT SECTOR HAS HAD, AND THE RELATIVELY HIGH VALUATIONS THEY CARRY, DO THESE STOCKS HAVE A PLACE IN A VALUE FUND?

A    To a limited degree, yes. Obviously, we aren't going to buy stocks that are trading at high price/earnings multiples, since that would contradict our value-style orientation. But, thanks in part to the correction that occurred among technology stocks last summer, we've been able to identify several worthwhile investments. As with any stock we invest in, we emphasize quality companies with strong balance sheets, solid management and a strong product with a significant market. Again, we want to be comfortable that the company can sustain its earnings growth even in the event of a short-term downturn.


Q    WHAT'S YOUR OUTLOOK FOR SMALL CAPITALIZATION STOCKS IN 1997?

A    We believe small cap stocks should do well relative to large caps by virtue of their attractive valuations and growth potential.

  The flow of money into the stock markets and stock mutual funds -- particularly money ear-marked for retirement -- is still quite strong. Until that changes, we don't forsee a serious downturn in the broad market. That being said, there are bound to be some periodic shocks to the market, probably sparked by fears of rising inflation or recession. Clearly this "Goldilocks" economy -- and by that we mean not too hot and not too cold -- with low inflation, benign interest rates and steady corporate earnings growth can't last forever. We just don't know WHEN it will end. It wouldn't be prudent to manage the fund with an assumption of either indefinite growth or an impending downturn. We don't attempt to time the market. In managing the fund, we're aiming for solid appreciation on the upside, price protection on the downside and, in either scenario, outperformance of our benchmark.

PERFORMANCE UPDATE

------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                        LIFE OF
                                                               1-YEAR    CLASS
-------------------------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND CLASS A                     22.19%    18.12%   (since 5/22/92)
-------------------------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND CLASS B                     25.54     16.62    (since 9/11/95)
-------------------------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND CLASS C                     28.77     18.96    (since 9/11/95)
-------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman Small Cap Value Fund Class A FROM 5/22/92 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                   5/22/92      12/31/93      12/31/94       12/21/95       12/31/96
------------------------------------------------------------------------------------------------------------------------
Kemper-Dreman Small Cap Value Fund Class A(1)      10000        11584           11601         16623           21544
Russell 2000 Index+                                10000        13391           13147         16889           19677
Consumer Price Index++                             10000        10437           10716         10988           11369

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman Small Cap Value Fund Class B FROM 9/11/95 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                 9/11/95         12/31/95        12/31/96
------------------------------------------------------------------------------------------------------------------------
Kemper-Dreman Small Cap Value Fund Class B(1)      10000            9748           12230
Russell 2000 Index+                                10000           10400           12117
Consumer Price Index++                             10000           10039           10373

                                  [LINE GRAPH]


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman Small Cap Value Fund Class C FROM 9/11/95 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                   9/11/95       12/31/95        12/31/96
------------------------------------------------------------------------------------------------------------------------
Kemper-Dreman Small Cap Value Fund Class C(1)      10000           9749           12554
Russell 2000 Index+                                10000          10400           12117
Consumer Price Index++                             10000          10039           10373



Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

 (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing Kemper-Dreman Small Cap Value Fund to the Russell 2000 Index+ and the Consumer Price Index++, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indexes.

 + The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Source is Lipper Analytical Services, Inc.

 ++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on December 31, 1996 and on December 31, 1995.

                       [YEAR-TO-YEAR COMPARISON BAR GRAPH]


                        KEMPER-DREMAN SMALL CAP   KEMPER-DREMAN SMALL CAP
                        VALUE FUND ON 12/31/96    VALUE FUND ON 12/31/95
CAPITAL GOODS                     28.8%                    23.7%

FINANCE                           21.9%                    32.6%

CONSUMER NONDURABLES              13.9%                    25.1%

ENERGY                            11.3%                    10.4%

TECHNOLOGY                         9.5%                     2.7%

TRANSPORTATION                     8.4%                     2.5%

UTILITIES                          2.8%                     0.0%

BASIC INDUSTRIES                   1.9%                     3.0%

OTHER                              0.9%                     0.0%

HEALTH CARE                        0.6%                     0.0%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper-Dreman Small Cap Value Fund represented on December 31, 1996, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                        KEMPER-DREMAN SMALL CAP     RUSSELL 2000 INDEX
                        VALUE FUND ON 12/31/96         ON 12/31/96
CAPITAL GOODS                     28.8%                     9.7%

FINANCE                           21.9%                    23.6%

CONSUMER NONDURABLES              13.9%                    19.3%

ENERGY                            11.3%                     6.0%

TECHNOLOGY                         9.5%                    15.4%

TRANSPORTATION                     8.4%                     1.7%

UTILITIES                          2.8%                     3.6%

BASIC INDUSTRIES                   1.9%                     6.5%

OTHER                              0.9%                     0.4%

HEALTH CARE                        0.6%                    10.3%

CONSUMER DURABLES                  0.0%                     3.5%


*The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS
REPRESENTING 21% OF THE FUND'S TOTAL NET ASSETS ON DECEMBER 31, 1996

-------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                     PERCENTAGE
-------------------------------------------------------------------------------------------------------
1.          KCS ENERGY                   Engaged in the exploration, transport, production and     2.5%
                                         marketing of natural gas, oil and gas.

2.          BLOUNT INC.                  Manufactures outdoor products, forestry harvest and       2.3%
                                         sporting equipment; products include saw chains,
                                         sprockets, timber harvest and log loading equipment,
                                         industrial tractors and sporting ammunition.

3.          IMPERIAL CREDIT              A specialty lender with thrift and loan subsidiaries.     2.2%
            INDUSTRIES

4.          PHH CORPORATION              A business services company specializing in vehicle       2.2%
                                         fleet and fuel management services, corporate
                                         relocation, corporate real estate management services
                                         and mortgage banking services.

5.          HILTON HOTELS                Owns and manages hotels, casino-hotels and inns.          2.2%

6.          STEWART & STEVENSON          Designs, fabricates, assembles and markets diesel and     2.0%
            SERVICES                     gas turbine engine-driven power systems; provides
                                         related parts and services; manufactures and assembles
                                         military trucks.

7.          GLOBAL INDUSTRIAL            Manufactures refactory products, recycling and            1.9%
            TECHNOLOGIES                 processing equipment, mining equipment, flanges and
                                         specialized industrial tools used by a wide range of
                                         industries.

8.          CARPENTER TECHNOLOGY         Manufactures, fabricates and markets specialty metals.    1.9%

9.          SCIENTIFIC ATLANTA           Leading supplier of broad band communication systems,     1.9%
                                         satellite-based video voice and data communication
                                         networks.

10.         INTERMET                     Manufactures a wide variety of ductile and gray iron      1.9%
                                         casting for automotive and industrial customers.

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                            NUMBER OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
AUTOS AND
TRANSPORTATION--7.4%
                                         Airborne Freight Corporation                           191,400    $  4,474
                                         Fleetwood Enterprises                                   92,200       2,536
                                         Intermet Corp.                                         317,000       5,112
                                         Myers Industries                                       233,300       3,937
                                         Simpson Industries                                      79,100         861
                                         Walbro Corp.                                           175,000       3,194
                                         -----------------------------------------------------------------------------
                                                                                                             20,114
----------------------------------------------------------------------------------------------------------------------
CONSUMER
DISCRETIONARY--11.4%
                                      (a)AMC Entertainment                                      160,000       2,300
                                         J. Baker, Inc.                                         188,500       1,001
                                         Bush Industries                                         46,500         895
                                         Cato Corp.                                             191,000         955
                                         Fedders Corporation                                    324,500       2,028
                                         Haggar Apparel Co.                                     204,500       3,246
                                         Heilig - Meyers                                        271,000       4,404
                                         Hilton Hotels Corp.                                    226,700       5,923
                                      (a)Insurance Auto Auctions                                210,500       2,000
                                      (a)Jean Philippe Fragrances                               244,500       1,589
                                      (a)Sports & Recreation                                    293,000       2,271
                                         Del Webb Corp.                                         277,500       4,544
                                         -----------------------------------------------------------------------------
                                                                                                             31,156
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.7%                 (a)Performance Food Group                                 130,200       2,018
----------------------------------------------------------------------------------------------------------------------
ENERGY--9.9%
                                      (a)Belden & Blake Corporation                              68,400       1,744
                                      (a)Chieftain International Inc.                           182,600       4,748
                                         Enron Global Power & Pipelines L.L.C.                  106,000       2,862
                                         Giant Industries                                       182,500       2,555
                                         KCS Energy                                             193,900       6,932
                                      (a)Nuevo Energy Co.                                        69,600       3,619
                                      (a)Seitel, Inc.                                           116,500       4,660
                                         -----------------------------------------------------------------------------
                                                                                                             27,120
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--19.2%
                                      (a)Arbatax International, Inc.                             95,000         618
                                         Compass Bancshares                                      83,500       3,319
                                         Cullen Frost Bankers                                   142,700       4,745
                                         First Commerce Corp.                                    72,500       2,818
                                         First Financial Caribbean Corp.                        168,000       4,662
                                         First Financial Corp.                                  186,875       4,578
                                         Guaranty National Insurance                             27,284         457
                                         Imperial Credit Industries                             283,720       5,958
                                         Integon Corp.                                          240,800       4,274
                                         Lawyers Title Insurance Corp.                           95,000       1,864
                                         Liberty Bancorp                                         39,700       1,975
                                         Long Island Bancorp                                    101,500       3,553
                                         North Fork Bancorp                                      88,692       3,160
                                         PHH Corporation                                        138,000       5,934
                                         Roosevelt Financial Group                              105,500       2,216
                                         T.R. Financial Corporation                              67,300       2,389
                                         -----------------------------------------------------------------------------
                                                                                                             52,520
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.6%
                                      (a)Sofamor-Danek Group                                     51,000       1,556

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------------
INTEGRATED OILS--1.7%                 (a)Tesoro Petroleum Corp.                                 328,100    $  4,593
-----------------------------------------------------------------------------------------------------------------------
MATERIALS PROCESSING--16.3%              AK Steel Holding Corp.                                 127,500       5,052
                                         AMCOL International                                    225,000       3,544
                                         Ball Corp.                                             119,500       3,107
                                         Blount, Inc.                                           163,050       6,257
                                         Carpenter Technology Corp.                             143,000       5,237
                                         Elcor Corp.                                            160,700       3,435
                                      (a)Global Industrial Technologies, Inc.                   240,000       5,310
                                      (a)Lydall, Inc.                                           135,000       3,038
                                      (a)Mueller Industries, Inc.                                84,000       3,234
                                         Quanex Corp.                                           137,000       3,750
                                         Rexene Corp.                                           179,000       2,439
                                         -----------------------------------------------------------------------------
                                                                                                             44,403
-----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES--8.9%               (a)Asyst Technologies                                      71,000       1,216
                                         BWIP, Inc.                                              57,900         955
                                      (a)Electroglas                                            206,000       3,322
                                         Pacific Scientific Co.                                 207,000       2,329
                                         Scientific-Atlanta                                     345,000       5,175
                                         Stewart & Stevenson Services                           187,000       5,446
                                      (a)Teltrend                                                85,000       2,359
                                         Watts Industries, Inc.                                 151,600       3,619
                                         -----------------------------------------------------------------------------
                                                                                                             24,421
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.3%                      (a)Benchmark Electronics                                  115,700       3,485
                                      (a)Burr Brown Corp.                                        77,500       2,015
                                      (a)Diamond Multimedia Systems, Inc.                        58,000         689
                                      (a)EXAR Corporation                                       146,500       2,271
                                      (a)Jones Intercable Inc.                                  422,400       4,382
                                      (a)Photronics, Inc.                                        34,900         951
                                      (a)Proxima Corp.                                          163,500       2,105
                                      (a)Read-Rite Corp.                                        117,500       2,967
                                      (a)Tech-Sym Corporation                                   128,400       3,820
                                         -----------------------------------------------------------------------------
                                                                                                             22,685
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--2.4%                       (a)Atlantic Tele-Network                                  209,800       3,199
                                         United Cities Gas Co.                                  152,500       3,431
                                         -----------------------------------------------------------------------------
                                                                                                              6,630
-----------------------------------------------------------------------------------------------------------------------
OTHER--.8%                               Mercer International, Inc.                             207,000       2,122
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--87.6%
                                         (Cost: $217,513)                                                   239,338
                                         -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.30% to 6.05%
INSTRUMENTS--15.3%
                                         Due--January and February 1997
                                         Baxter International                                $    5,000    $  4,982
                                         Ciesco, L.P.                                             8,000       7,956
                                         ConAgra Inc                                              6,000       5,980
                                         Dynamic Funding Corporation                              6,000       5,991
                                         Renaissance Energy Co.                                   6,000       5,966
                                         Other                                                   11,000      10,987
                                         ------------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--15.3%
                                         (Cost: $41,865)                                                     41,862
                                         ------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--102.9%
                                         (Cost: $259,378)                                                   281,200
                                         ------------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND
                                         OTHER ASSETS--(2.9)%                                                (7,978)
                                         ------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                  $273,222
                                         ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $259,378,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $30,434,000, the gross unrealized depreciation was $8,612,000 and the net unrealized appreciation on investments was $21,822,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER-DREMAN SMALL CAP VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Small Cap Value Fund as of December 31, 1996, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Small Cap Value Fund at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $259,378)                                                $281,200
------------------------------------------------------------------------
Cash                                                                  84
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 1,551
------------------------------------------------------------------------
  Fund shares sold                                                 5,177
------------------------------------------------------------------------
  Dividends                                                          121
------------------------------------------------------------------------
    TOTAL ASSETS                                                 288,133
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           14,174
------------------------------------------------------------------------
  Fund shares redeemed                                               237
------------------------------------------------------------------------
  Management fee                                                     154
------------------------------------------------------------------------
  Distribution services fee                                           26
------------------------------------------------------------------------
  Administrative services fee                                         53
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             244
------------------------------------------------------------------------
  Directors' fees and other                                           23
------------------------------------------------------------------------
    Total liabilities                                             14,911
------------------------------------------------------------------------
NET ASSETS                                                      $273,222
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $253,026
------------------------------------------------------------------------
Accumulated net realized loss on investments                      (1,695)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        21,822
------------------------------------------------------------------------
Undistributed net investment income                                   69
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $273,222
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($144,812,000 / 7,922,000 shares outstanding)                   $18.28
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $19.40
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($99,355,000 / 5,477,000 shares outstanding)                    $18.14
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($20,054,000 / 1,104,000 shares outstanding)                    $18.17
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($9,001,000 / 489,000 shares outstanding)                       $18.40
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)


 NET INVESTMENT INCOME
---------------------------------------------------------------------------------
  Dividends                                                               $ 1,750
---------------------------------------------------------------------------------
  Interest                                                                  1,009
---------------------------------------------------------------------------------
    Total investment income                                                 2,759
---------------------------------------------------------------------------------
Expenses:
  Management fee                                                              943
---------------------------------------------------------------------------------
  Distribution services fee                                                   387
---------------------------------------------------------------------------------
  Administrative services fee                                                 263
---------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                      637
---------------------------------------------------------------------------------
  Professional fees                                                            10
---------------------------------------------------------------------------------
  Reports to shareholders                                                      15
---------------------------------------------------------------------------------
  Registration fees                                                            42
---------------------------------------------------------------------------------
  Directors' fees and other                                                    19
---------------------------------------------------------------------------------
    Total expenses before expense waiver                                    2,316
---------------------------------------------------------------------------------
Less expenses waived by investment manager                                    283
---------------------------------------------------------------------------------
    Total expenses after expense waiver                                     2,033
---------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         726
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
---------------------------------------------------------------------------------

  Net realized gain on sales of investments                                 3,470
---------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                     20,292
---------------------------------------------------------------------------------
    Net gain on investments                                                23,762
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $24,488
---------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                                  1996               1995
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $    726               (40)
------------------------------------------------------------------------------------------
  Net realized gain                                                3,470             1,914
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           20,292             2,016
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              24,488             3,890
------------------------------------------------------------------------------------------
  Distribution from net investment income                           (658)               --
------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (5,471)           (1,603)
------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (6,129)           (1,603)
------------------------------------------------------------------------------------------
Net increase from capital share transactions                     223,257            22,388
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     241,616            24,675
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------

Beginning of year                                                 31,606             6,931
------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income of
$69,000 in 1996)                                                $273,222            31,606
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper-Dreman Small Cap Value Fund (the Fund) is a separate series of Kemper-Dreman Fund, Inc. (KDF), an open-end management investment company organized as a corporation in the state of Maryland. KDF is authorized to issue 500,000,000 shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund generally declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. KDF has a management
                             agreement with Dreman Value Advisors, Inc. (DVA), a wholly owned subsidiary of Zurich Kemper
                             Investments, Inc. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $943,000 for the year ended December 31, 1996.

                             DVA agreed to waive certain operating expenses through November 11, 1996 to the extent necessary to limit the Fund's operating expenses to the following annualized percentages of average daily net assets: Class A, 1.25%, Class B, 2.00% and Class C, 1.95%. Under this arrangement, DVA waived expenses of $283,000 during the year ended December 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KDF has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI), an affiliate of DVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                    COMMISSIONS
                                                                                                   ALLOWED BY KDI
                                                                            COMMISSIONS     ------------------------------
                                                                          RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                          ---------------   ------------    --------------
                                          Year ended December 31, 1996        $231,000         1,734,000        114,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                         COMMISSIONS AND
                                                                          DISTRIBUTION FEES             DISTRIBUTION FEES
                                                                         (AFTER EXPENSE WAIVER)            PAID BY KDI
                                                                               AND CDSC          ------------------------------
                                                                           RECEIVED BY KDI       TO ALL FIRMS    TO AFFILIATES
                                                                        ----------------------   ------------    --------------
                                         Year ended December 31, 1996          $292,000            2,429,000         47,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KDF has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund

NOTES TO FINANCIAL STATEMENTS

                           accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                         ASF PAID BY                ASF PAID BY KDI
                                                                       THE FUND TO KDI       ------------------------------
                                                                    (AFTER EXPENSE WAIVER)   TO ALL FIRMS    TO AFFILIATES
                                                                    ----------------------   -------------   --------------
                                       Year ended December 31,
                                       1996                                $170,000             351,000           6,000

                           SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KDF's transfer agent, Kemper Service Company (KSvC), an affiliate of DVA, is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $541,000 for the year ended December 31, 1996.

                           OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of DVA. During the year ended December 31, 1996, the Fund made no payments to its officers and incurred directors' fees of $12,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS          For the year ended December 31, 1996, investment
                           transactions
                           (excluding short-term instruments) are as follows
                           (in thousands):

                           Purchases                                  $215,905
                           Proceeds from sales                          29,212

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                                         YEAR ENDED
                                                                        DECEMBER 31, 1996          DECEMBER 31, 1995
                                                                      ---------------------       --------------------
                                                                      SHARES        AMOUNT        SHARES       AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                        8,060       $140,448       1,364        $19,337
                                       -------------------------------------------------------------------------------
                                        Class B                        6,110        105,279         544          7,969
                                       -------------------------------------------------------------------------------
                                        Class C                        1,077         18,688          91          1,360
                                       -------------------------------------------------------------------------------
                                        Class I                        1,043         17,495         141          2,045
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                          182          3,250          77          1,060
                                       -------------------------------------------------------------------------------
                                        Class B                          115          2,031          23            333
                                       -------------------------------------------------------------------------------
                                        Class C                           25            434           3             44
                                       -------------------------------------------------------------------------------
                                        Class I                           13            229           6             92
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                       (1,764)       (29,756)       (653)        (9,016)
                                       -------------------------------------------------------------------------------
                                        Class B                       (1,288)       (21,940)        (10)          (155)
                                       -------------------------------------------------------------------------------
                                        Class C                          (66)        (1,102)        (26)          (400)
                                       -------------------------------------------------------------------------------
                                        Class I                         (695)       (11,799)        (19)          (281)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                           17            308          --             --
                                       -------------------------------------------------------------------------------
                                        Class B                          (17)          (308)         --             --
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                 $223,257                    $22,388
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                         -----------------------------------------------------
                                                                                CLASS A
                                                         -----------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,            MAY 22
                                                          1996    1995    1994    1993    TO DEC. 31, 1992
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.50   10.85   11.23   11.52        10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              .14    (.02)     --     .06          .03
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                         4.14    4.64     .02     .23         1.95
--------------------------------------------------------------------------------------------------------------
Total from investment operations                           4.28    4.62     .02     .29         1.98
--------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                   .07      --      --     .06          .03
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                       .43     .97     .40     .52          .43
--------------------------------------------------------------------------------------------------------------
Total dividends                                             .50     .97     .40     .58          .46
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $18.28   14.50   10.85   11.23        11.52
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             29.60%  43.29     .15    2.54        32.51
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                              1.31%   1.25    1.25    1.25         1.25
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                .87%   (.16)   (.03)    .53          .81
--------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                                   1.47%   1.83    1.82    2.09         4.29
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                .71%   (.74)   (.61)   (.32)       (2.24)
--------------------------------------------------------------------------------------------------------------

                                              -------------------      -------------------      ----------------------
                                                    CLASS B                  CLASS C                   CLASS I
                                              -------------------      -------------------      ----------------------
                                                                                                          NOV. 1
                                                YEAR     SEPT. 11        YEAR     SEPT. 11        YEAR      TO
                                               ENDED        TO          ENDED        TO          ENDED     DEC.
                                              DEC. 31,   DEC. 31,      DEC. 31,   DEC. 31,      DEC. 31,    31,
                                                1996       1995          1996       1995          1996     1995
-----------------------------------------------------------------      -------------------       ---------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------      -------------------       ---------------------
Net asset value, beginning of period           $14.48     15.75         14.48      15.75         14.52      14.25
-----------------------------------------------------------------      -------------------       ---------------------
Income from investment operations:
  Net investment income (loss)                    .01      (.02)          .01       (.02)          .25         --
-----------------------------------------------------------------      -------------------       ---------------------
  Net realized and unrealized gain (loss)        4.11      (.41)         4.14       (.41)         4.13       1.11
-----------------------------------------------------------------      -------------------       ---------------------
Total from investment operations                 4.12      (.43)         4.15       (.43)         4.38       1.11
-----------------------------------------------------------------      -------------------       ---------------------
Less dividends:
  Distribution from net investment income         .03        --           .03         --           .07         --
-----------------------------------------------------------------      -------------------       ---------------------
  Distribution from net realized gain             .43       .84           .43        .84           .43        .84
-----------------------------------------------------------------      -------------------       ---------------------
Total dividends                                   .46       .84           .46        .84           .50        .84
-----------------------------------------------------------------      -------------------       ---------------------
Net asset value, end of period                 $18.14     14.48         18.17      14.48         18.40      14.52
-----------------------------------------------------------------      -------------------       ---------------------
TOTAL RETURN (NOT ANNUALIZED)                   28.54%    (2.52)        28.77      (2.51)        30.28       8.03
-----------------------------------------------------------------      -------------------       ---------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------      -------------------       ---------------------
Expenses absorbed by the Fund                    2.12%     2.00          2.06       1.95           .84        .47
-----------------------------------------------------------------      -------------------       ---------------------
Net investment income (loss)                      .06%     (.99)          .12       (.94)         1.34        .28
-----------------------------------------------------------------      -------------------       ---------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------      -------------------       ---------------------
Expenses                                         2.49%     2.39          2.19       2.35           .84        .90
-----------------------------------------------------------------      -------------------       ---------------------
Net investment income (loss)                     (.31)%   (1.38)         (.01)     (1.34)         1.34       (.15)
-----------------------------------------------------------------      -------------------       ---------------------


---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,             MAY 22
                                                   1996      1995    1994    1993    TO DEC. 31, 1992
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $273,222   31,606   6,931   4,875        2,385
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   23%      86     140      79           37
---------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was
  $.0426.
---------------------------------------------------------------------------------------------------------

NOTES: Per share data for 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges.

The investment manager agreed to waive a portion of its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

DIRECTORS & OFFICERS

DIRECTORS                      OFFICERS

STEPHEN B. TIMBERS             CHRISTIAN C. BERTELSEN
President and Director         Vice President

JAMES E. AKINS                 CHARLES R. MANZONI, JR.
Director                       Vice President

ARTHUR R. GOTTSCHALK           JOHN E. NEAL
Director                       Vice President

FREDERICK T. KELSEY            JAMES R. NEEL
Director                       Vice President

DOMINIQUE P. MORAX             STEVEN T. STOKES
Director                       Vice President

FRED B. RENWICK                PHILIP J. COLLORA
Director                       Vice President and
                               Secretary
JOHN B. TINGLEFF
Director                       JEROME L. DUFFY
                               Treasurer
JOHN G. WEITHERS
Director                       ELIZABETH C. WERTH
                               Assistant Secretary


--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                DREMAN VALUE ADVISORS, INC.
                                  280 Park Avenue
                                  New York, New York 10017

PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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This report is not to be distributed unless preceded
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Fund, Inc. prospectus.

KDSCF - 2 (2/97)   1028530
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